Madison Funds®
Supplement dated December 23, 2022
This Supplement amends the Prospectus and the Statement of Additional Information of the Madison Funds dated February 28, 2022, as supplemented.

Class B Shares Closing/Converting to Class A Shares
The Board of Trustees of Madison Funds (the “Funds”) has approved the termination of all outstanding Class B shares of the Funds, which it has deemed to be in the best interests of the shareholders of the Class B shares of the Funds. The funds with Class B shares outstanding are the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, Diversified Income Fund, Mid Cap Fund, and International Stock Fund (each, a “fund,” and collectively, the “funds”). Class B shares have been closed to new accounts and new investments into existing accounts, other than through dividend and/or capital gain reinvestments since February 1, 2017.

Effective after the close of business (typically 4:00 p.m. EST) on Monday, February 6, 2023, (the “Closure Time”),
Class B shares of each fund will be automatically converted to Class A shares of each respective fund as noted in the chart below.
The conversion of Class B to Class A shares of the same fund is not a taxable event, and no contingent deferred sales charges will be assessed, if applicable, on this one-time conversion of shares.

Fund/Class	Fund #	Ticker	SHARES	Fund/Class	Fund #	Ticker
Aggressive Allocation B	267	MAGBX	CONVERT TO	Aggressive Allocation A	167	MAGSX
Conservative Allocation B	265	MCNBX	CONVERT TO	Conservative Allocation A	165	MCNAX
Core Bond B	210	MBOBX	CONVERT TO	Core Bond A	110	MBOAX
Diversified Income B	211	MBLNX	CONVERT TO	Diversified Income A	111	MBLAX
International Stock B	222	MINBX	CONVERT TO	International Stock A	122	MINAX
Mid Cap B	223	MERBX	CONVERT TO	Mid Cap A	123	MERAX
Moderate Allocation B	266	MMDRX	CONVERT TO	Moderate Allocation A	166	MMDAX

As of the Closure Time, each Class B shareholder’s outstanding Class B shares of each fund will automatically convert to a number of full and/or fractional Class A shares of each respective fund, equal to the aggregate net asset value to the shareholder’s Class B shares determined as of the Closure Time. There will be no change in the overall value of a Class B shareholder’s fund holdings as of the Closure Time resulting from the Class A share conversion. Investments in Class A shares after the Closure Time will be subject to the fees and expenses applicable to the Class A shares of a fund as disclosed in the fund’s current prospectus.
Shareholders may continue to redeem their Class B shares on each day the Funds are open for business between now and the Closure Time. Shareholders may also exchange their Class B shares for shares of another Madison Fund in accordance with the terms the fund’s prospectus at any time prior to the Class A conversion. Each Class B shareholder who does not choose either of the aforementioned options will have their Class B shares converted to Class A shares at the Closure Time.

Please keep this Supplement with your record.

MF-STATPRO SUP (1222)